UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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THL Credit Senior Loan Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THL Credit Senior Loan Fund

[                                 ]

June [  ], 2018

Dear Shareholder:

We are pleased to enclose the notice and Proxy Statement for the Annual Meeting of Shareholders (the “Annual Meeting”) of the THL Credit Senior Loan Fund, a Delaware statutory trust (the “Fund”), to be held on August 3, 2018, at 9:00 a.m., Eastern Time, at the offices of THL Credit Advisors LLC, 570 Lexington Avenue 21st Floor, New York, NY  10022.  At the Annual Meeting, you will be asked to vote on the following important proposals:

•                  Proposal 1.                                    Elect two Class I Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and until his successor has been elected and qualified;

Elect one Class III Trustee of the Fund, to serve for a term ending at the 2020 Annual Meeting of the Fund and until his successor has been elected and qualified;

•                  Proposal 2.                                    Approve a new advisory agreement between the Fund and THL Credit Advisors LLC; and

•                  Proposal 3.                                    Approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust.

The enclosed Notice of Annual Meeting outlines all of the items for you to consider and vote upon. The enclosed Proxy Statement gives details about each proposal and should be carefully read and considered before you vote.

The Fund’s Board of Trustees, including each of the Independent Trustees, believes that each proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” each proposal.

Whether or not you intend to attend the Annual Meeting, you may vote by proxy by completing, signing and returning your proxy card in the enclosed postage-paid envelope.  If your completed proxy card is not received, you may be contacted by representatives of the Fund’s proxy solicitor, Georgeson LLC.  Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Annual Meeting.

Following this letter we have included questions and answers regarding the Proxy Statement.  This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

Sincerely,

Steven A. Baffico
President and Principal Executive Officer

QUESTIONS AND ANSWERS
REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals to be considered at the Annual Meeting.  Your vote is important.

Q.  What am I being asked to vote on at the Annual Meeting?

A.  At the Annual Meeting, you will be asked to:

Proposal 1.            Elect two Class I Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and until his successor has been elected and qualified;

Elect one Class III Trustee of the Fund, to serve for a term ending at the 2020 Annual Meeting of the Fund and until his successor has been elected and qualified;

Proposal 2.            Approve a new advisory agreement between the Fund and THL Credit Advisors LLC; and

Proposal 3.            Approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust.

Q.  Why am I being asked to approve the New Advisory Agreement?

A.  At an in-person meeting held on May 24, 2018, the Fund’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved changes to the Fund’s management arrangements and, among other things, approved a new investment advisory agreement between the Fund and THL Credit Advisors LLC (“THL Credit”) (the “New Advisory Agreement”).  If the transition in the Fund’s advisory arrangements is approved by shareholders, THL Credit would replace Four Wood Capital Advisors, LLC (“FWCA”) and assume its responsibilities for the Fund pursuant to the New Advisory Agreement with the Fund.  Before the New Advisory Agreement can take effect, the Fund’s shareholders must vote to approve the New Advisory Agreement.

To effect this adviser transition, at its meeting held on May 24, 2018, the Board also approved the termination of the advisory agreement between the Fund and FWCA (the “Current Advisory Agreement”) effective June 21, 2018. The termination of the Current Advisory Agreement will have the effect of terminating the sub-advisory agreement between FWCA and THL Credit (“Current Sub-Advisory Agreement”) on the same date.

In order to ensure the continued management of the Fund’s assets following the termination of the Current Advisory Agreement, the Board approved an interim advisory agreement between the Fund and THL Credit (the “Interim Advisory Agreement”).  The Interim Advisory Agreement will take effect on June 22, 2018 and will remain effective until the earlier of 150 days from June 22, 2018 (i.e., November 19, 2018) or the date upon which shareholders approve the New Advisory Agreement.  In order for THL Credit to continue serving as the Fund’s investment adviser following the expiration of the Interim Advisory Agreement, the Fund’s shareholders must approve the New Advisory Agreement.

Q.  How will the New Advisory Agreement affect the Fund?

A.  The Fund’s investment objective, principal investment strategies and fundamental investment policies will not change as a result of the New Advisory Agreement.  The New Advisory Agreement has terms that are substantially similar to the terms of the Current Advisory Agreement, except for a reduced investment advisory fee and certain other differences that are described in detail in the Proxy Statement.  THL Credit’s duties under the New Advisory Agreement are substantially similar to its duties under the Current Sub-Advisory Agreement and include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions.  The same portfolio management team will continue managing the Fund’s portfolio, and THL Credit also will provide investor support services to the Fund’s shareholders.  Based on the presentation by THL Credit, it is expected that THL Credit will provide substantially similar investment advisory services to the Fund as FWCA and THL Credit currently provide to the Fund under the Current Advisory Agreement and Current Sub-Advisory Agreement.

Q.  What will the advisory fees be under the New Advisory Agreement?

A.  Under the New Advisory Agreement, the Fund’s advisory fee will be reduced to an annual rate of 0.80% of the Fund’s average daily Managed Assets (as defined below) (instead of 1.05% of the Fund’s average daily Managed Assets as set forth in the Current Advisory Agreement).  This reduced rate also is reflected in the Interim Advisory Agreement that will take effect on June 22, 2018.

The following table shows the investment advisory fees paid by the Fund to FWCA during the Fund’s fiscal year ended December 31, 2017 and the pro forma amount that would have been payable by the Fund to THL Credit if the New Advisory Agreement had been in place during that year, and the difference between actual amounts paid and pro forma amounts in percentage terms. Overall, if the New Advisory Agreement had been in place during the Fund’s prior fiscal year, the Fund’s investment advisory fees would have been 0.25% lower.

	Actual	Pro Forma	(Decrease)/Increase
Investment Advisory Fees Paid by the Fund	$2,053,094 paid to FWCA	$1,539,821 payable to THL Credit	(25)%

In addition, THL Credit has agreed to limit, indefinitely, certain non-management expenses borne by the Fund to an amount not to exceed 0.25% per year of the Fund’s Managed Assets (pro-rated for the period in 2018 during which THL Credit serves as the Fund’s sole investment adviser).

Q.  Will the Fund continue to have a sub-adviser?

A.  No.  Upon the effectiveness of the Interim Advisory Agreement on June 22, 2018, THL Credit will become the Fund’s sole investment adviser, and the Current Sub-Advisory Agreement will terminate.

Q.  What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?

A.  At a meeting held on May 24, 2018, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement in accordance with Rule 15a-4 under the 1940 Act.  The terms of the Interim Advisory Agreement are substantially the same as those of the Current Advisory Agreement, except for the reduced investment advisory fee, certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement will take effect on June 22, 2018 (the “Effective Date”) and THL Credit will commence serving as the sole investment adviser to the Fund on the Effective Date.

Pursuant to Rule 15a-4, the Interim Advisory Agreement is not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the Effective Date (i.e., November 19, 2018), unless terminated sooner by the Board or THL Credit, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q.  What will happen if shareholders do not approve the New Advisory Agreement?

A.  THL Credit will provide advisory services to the Fund pursuant to the Interim Advisory Agreement for up to 150 days following the Effective Date. If the New Advisory Agreement is not approved by the Fund’s shareholders within 150 days following the Effective Date, THL Credit will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the Securities and Exchange Commission. If the New Advisory Agreement is not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

2

Q.  Are there any other changes in the Fund’s primary service providers or executive officers that I should know of?

A.  The Fund’s Board of Trustees also has approved the termination of the Fund’s Investor Support Services Agreement (the “Support Agreement”) with FWCA’s affiliate, Four Wood Capital Partners LLC (“FWCP”).  The Support Agreement will terminate on June 21, 2018, the same day the Current Advisory Agreement will terminate.  THL Credit will provide investor support as part of its advisory relationship and the Fund will no longer bear the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services, which will result in additional cost savings to the Fund and its shareholders.

In connection with the advisory relationship transition, the Board has approved changes to the Fund’s executive officers.  The new slate of executive officers will take office on June 22, 2018 once THL Credit becomes the Fund’s sole investment adviser upon the effectiveness of the Interim Advisory Agreement.  Information regarding the new slate of executive officers is set forth in the Proxy Statement.

The Fund does not currently anticipate any changes to its service arrangements with its administrator, custodian and accounting agent (The Bank of New York Mellon), its transfer agent (American Stock Transfer and Trust Company) or its independent registered public accounting firm (RSM US LLP).

Q.  Why am I being asked to elect Trustees?

A.  The terms of two of the Fund’s Trustees, Joseph L. Morea and Michael Perino, expire at this Annual Meeting. Messrs. Morea and Perino, each a Class I Trustee of the Fund, have each been nominated by the Board to serve for a three-year term expiring at the Fund’s 2021 Annual Meeting and until his successor is duly elected and qualified.  Brian Good was appointed to the Board as a Class III Trustee effective May 24, 2018.  Although Mr. Good’s term, as a Class III Trustee, does not expire at this Annual Meeting, the Board determined that the Fund’s shareholders should be provided an opportunity to elect Mr. Good as a Trustee.  Accordingly, Messrs. Good, Morea and Perino are standing for election at the Annual Meeting and you are being asked to elect each of Messrs. Good, Morea and Perino to serve for his respective term.

Q.  What change is being proposed to the Fund’s Amended and Restated Agreement and Declaration of Trust?

A.  You are being asked to approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust that would clarify that the Board is permitted to change the number of Trustees upon Board approval, without shareholder approval.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, recommends that shareholders vote FOR all of the proposals, and FOR all Trustee nominees described in such proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q.  Will the Fund pay for this proxy solicitation?

A.  THL Credit will bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship from FWCA to THL Credit, including the expenses associated with the preparation, mailing and solicitation of proxies for this Annual Meeting.  Any additional fees and expenses will be paid for by the Fund, unless THL Credit otherwise agrees to bear those fees or expenses.

Q.  How do I vote my shares?

A.  By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope.  Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the secured website provided on the proxy card and following the instructions, using your proxy card as a guide.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

3

In Person: Attend the Annual Meeting as described in the Proxy Statement.

Q.  Whom should I call for additional information about the Proxy Statement?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Georgeson LLC, our proxy solicitor, toll free at (800) 509-1312.

4

THL CREDIT SENIOR LOAN FUND

[                                 ]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 3, 2018 at the offices of

THL Credit Advisors LLC,
570 Lexington Avenue

New York, NY 10022

To the Shareholders:

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of THL Credit Senior Loan Fund, a Delaware statutory trust (the “Fund” or “TSLF”), will be held at the offices of THL Credit Advisors LLC, 570 Lexington Avenue, 21st Floor, New York, NY 10022, at 9:00 a.m. E.T., on Friday, August 3, 2018, for the following purposes and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1.            Elect two Class I Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and until his successor has been elected and qualified;

Elect one Class III Trustee of the Fund, to serve for a term ending at the 2020 Annual Meeting of the Fund and until his successor has been elected and qualified;

Proposal 2.            Approve a new advisory agreement between the Fund and THL Credit Advisors LLC; and

Proposal 3.            Approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust.

Your vote is important!

The Board of Trustees of the Fund has fixed the close of business on June 13, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the record date are cordially invited to attend the Annual Meeting.  Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose.

We ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees,

Stephanie Trell
Secretary

June [  ], 2018

5

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

1.                                      Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian Or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

6

THL Credit Senior Loan Fund

[   ]

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 3, 2018 at the offices of

THL Credit Advisors LLC,
570 Lexington Avenue

New York, NY 10022

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for THL Credit Senior Loan Fund, a Delaware statutory trust (the “Fund”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board” or “Trustees”) for use at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held on Friday, August 3, 2018, at 9:00 a.m. E.T., at the offices of THL Credit Advisors LLC, 570 Lexington Avenue, 21st Floor, New York, NY 10022, and at any adjournments or postponements thereof.

A Notice of the Annual Meeting and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by [officers of the Fund,  THL Credit Advisors LLC, the Fund’s sub-adviser (“THL Credit”), and American Stock Transfer & Trust Company, LLC, the transfer agent to the Fund.]  Georgeson LLC (“Georgeson”), a proxy solicitation firm, has also been engaged to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies.  This Proxy Statement and form of proxy are first being sent to shareholders on or about June [   ], 2018.

THE FUND’S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, HAS PREVIOUSLY BEEN MAILED TO THE FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-855-400-3927. THE FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUND’S WEBSITE AT [   ] AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV).  REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on August 3, 2018.

The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund’s website — [   ]. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meeting and vote in person, please call (800) 509-1312.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.  The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States.  Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Fund’s shares of beneficial interest (“Shares”) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the proposals listed in this Proxy Statement.  Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares

in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Fund at [   ] before the Annual Meeting or at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33 1/3% of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business (a “Quorum”) at the Annual Meeting. Abstentions will be included when determining the presence of a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will also be treated as Shares present for quorum purposes.  In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, either in person or by proxy, of the Annual Meeting may adjourn the Annual Meeting without notice, other than announcement at the Annual Meeting, to a date not more than 120 calendar days after the original date of the Annual Meeting. If the adjournment is for more than 120 calendar days from the original date of the Annual Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. A shareholder vote may be taken on a proposal in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of such proposal.

The Fund has one class of capital stock consisting of common shares, par value $0.001 per Share. Each Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights with respect to any proposal.  On the record date, June 13, 2018 (the “Record Date”), [7,418,989.602] Shares of the Fund were issued and outstanding.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board currently consists of six Trustees, four of whom are Independent Trustees as of the date hereof.  [Mr. Baffico will be deemed to be an Independent Trustee after FWCA ceases to serve as the Fund’s investment adviser.] The Trustees are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Trustees expiring at the third annual meeting of shareholders after the election of such class of Trustees.  Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Messrs. Morea and Perino, each a Class I Trustee of the Fund, have been nominated to each serve for a three-year term to expire at the Fund’s 2021 Annual Meeting and until his successor is duly elected and qualified.  Mr. Good was appointed to the Board as a Class III Trustee effective May 24, 2018.  Although Mr. Good’s term, as a Class III Trustee, does not expire at this Annual Meeting, the Board determined that the Fund’s shareholders should be provided an opportunity to elect Mr. Good as a Trustee.  Accordingly, Messrs. Good, Morea and Perino are standing for election at the Annual Meeting and shareholders of the Fund are being asked at the Annual Meeting to elect each of Messrs. Good, Morea and Perino for his respective term.

The classes of Trustees are indicated below:

Nominees to Serve Until 2021 Annual Meeting

Joseph L. Morea

Michael Perino

Nominee to Serve Until 2020 Annual Meeting

Brian Good

Trustees Serving Until 2019 Annual Meeting

Ronald J. Burton

Steven A. Baffico

Trustee Serving Until 2020 Annual Meeting

Laurie Hesslein

Each of Messrs. Good, Morea and Perino has consented to continue to serve as a Trustee if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement.  The Board knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information about Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Trustees and nominees, including their year of birth, positions with the Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(6) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(7)

Independent Trustees/Nominees(2):

Joseph L. Morea born 1955	Trustee; Chairman of the Board	Since 2013; Class I Trustee, current term ends at the 2018 Annual Meeting.(4)	Self-employed, Commercial and Industrial Real Estate Investment (2012 — present).	2	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust.

Ronald J. Burton born 1947	Trustee, Audit Committee Chair	Since 2013; Class II Trustee, current term ends at the 2019 Annual Meeting.	Burton Consulting, LLC, Principal (2013 - present).	2	None.

Laurie Hesslein born 1959	Trustee	Since 2017; Class III Trustee, current term ends at the 2020 Annual Meeting.	Citigroup, Managing Director, Citi Holdings Division — Business Head, Local Consumer Lending North America (2013 - 2017); Citi Holdings Division — Strategic	2	None.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(6) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(7)

			Relationship Management and Business Head (2009 — 2013).

Michael Perino born 1963	Trustee, Nominating and Governance Committee Chair	Since 2013; Class I Trustee, current term ends at the 2018 Annual Meeting.(4)	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 — present); Associate Dean for Faculty Scholarship (2011 — 2013).	2	None.

Interested Trustee(3)

Steven A. Baffico born 1973	Trustee; President and Principal Executive Officer	Since 2013; Class II Trustee, current term ends at the 2019 Annual Meeting.	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011-present).	2	None.

Brian Good born 1965	Trustee	Since 2018; Class III Trustee, current term ends at the 2020 Annual Meeting.(5)	THL Credit Advisors LLC, Senior Managing Director (2012-present).	1	None.

(1)         The business address of each Trustee is care of THL Credit Senior Loan Fund at [   ].

(2)         “Independent Trustees” are Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund.

(3)         “Interested Trustees” are “interested persons” (as such term is defined in the 1940 Act) of the Fund.  As of the date hereof, Messrs. Baffico and Good are considered Interested Trustees because of their affiliations with FWCA and THL Credit, respectively, the Fund’s current investment adviser and sub-adviser.

(4)         Nominee for election. If elected, his term will expire at the 2021 Annual Meeting and when his successor is duly elected and qualifies.

(5)         Nominee for election.  Mr. Good was appointed to the Board as a Class III Trustee effective May 24, 2018.  If elected, his term will expire at the 2020 Annual Meeting and when his successor is duly elected and qualifies.

(6)         As of the date hereof, the fund complex consists of the Fund and the Eagle Growth and Income Opportunities Fund (“EGIF”).  Effective June 22, 2018, the fund complex will consist solely of the Fund.

(7)         This column only includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”) (i.e., public companies) or other investment companies registered under the 1940 Act held by the Trustee.

Additional information about each Trustee follows that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared him or her to be an effective Trustee.  The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with FWCA and will interact with THL Credit, and also may benefit from information provided by the Fund’s counsel; both counsel to the Independent Trustees and the Fund have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Independent Trustees

•                  Joseph L. Morea.  Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 37-year career in the Financial Services industry.  Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003—2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr. Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996 to 2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Directors of each of Energy and Exploration Partners, a private company, TravelCenters of America, LLC and Garrison Capital Inc. and a member of the Board of Trustees of each of RMR Real Estate Income Fund, Industrial Logistics Properties Trust and Tremont Mortgage Trust.  Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

•                  Laurie Hesslein.  Ms. Hesslein has had extensive experience in financial services, investment management, business reengineering and risk management. Ms. Hesslein was a Managing Director of Citigroup and served as the Business Head of Local Consumer Lending North America within Citi Holdings, where she led multiple consumer businesses and portfolios. She previously served as the Strategic Relationship Manager at Citigroup for the Morgan Stanley Smith Barney Joint Venture within Citi Holdings. She was Citigroup’s transition lead for the formation of Morgan Stanley Smith Barney in 2009. Ms. Hesslein was a member of Citigroup’s corporate productivity improvement and reengineering team in 2008, where she worked across multiple Citigroup businesses to improve revenue and client profitability through pricing optimization and the sharing of other related best practices. From 2005 to 2008, Ms. Hesslein was Smith Barney’s Chief Administrative Officer and was responsible for general business management of the Private Client Group including leading the firm’s client and field experience initiatives, technology strategy, and business risk and control. Ms. Hesslein joined Salomon Smith Barney in April 1995. Prior to her role as Chief Administrative Officer, her responsibilities included Director of Investment Product management and distribution, the development of Smith Barney’s wealth management offering, restructuring of the corporate client group businesses, and business integrations and divestitures. Ms. Hesslein received her Bachelor of Arts in Economics from the University of Pennsylvania.

•                  Ronald J. Burton.  Mr. Burton has extensive business experience, primarily with the Dun & Bradstreet Corporation.  Mr. Burton was appointed as a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun and Bradstreet through its subsidiaries.  Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to serving five years on the New Jersey Investment Council, which oversees the state’s $85 billion pension plans.  Mr. Burton was a member of the Board of Trustees of the Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President. A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

•                  Michael Perino.  Michael Perino is currently the Dean George W. Matheson Professor of Law at St. John’s University School of Law in New York. Professor Perino’s primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D’Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program in Law, Business, and Corporate Governance at Stanford Law School (1995-1998). Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora’s Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010). He is the author of a leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation. In 2016, he served as an independent compliance consultant for a middle market investment bank and full-service broker-dealer in connection with a settlement that firm entered into with the SEC.  In the past, the SEC has also retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration. Professor Perino received his LL.M. degree from Columbia Law School, where he was valedictorian, a James Kent Scholar, and the recipient of the Walter Gellhorn prize for outstanding proficiency in legal studies. He received his J.D. from Boston College Law School, where he was elected to the Order of the Coif.  He also holds a B.A. degree (magna cum laude) from Rutgers University.

Interested Trustee

•                  Steven A. Baffico.  Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 17 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico earned his Bachelor of Arts degree from the University of Wisconsin.

•                  Brian Good.  Mr. Good is currently a Senior Managing Director of THL Credit and a Co-Head of THL Credit’s Tradable Credit strategy. He serves on the Board of Directors of THL Credit and THL Credit’s Tradable Credit strategy and on THL Credit’s Global Investment Committee and the Tradable Credit Investment Committee. From 2004 until joining THL Credit in 2012, Mr. Good was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC. Mr. Good brings extensive knowledge of the leveraged bank loans market with more than twenty-seven years of leveraged finance portfolio management experience. From 1998 to 2004, Mr. Good was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Mr. Good earned his B.S. in Business Administration from Pepperdine University.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trustees be Independent Trustees. Currently, four of the six Trustees are Independent Trustees.  The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.  The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with FWCA or THL Credit, is appropriate and in the best interest of shareholders.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Fund.  As is the case with virtually all investment companies, service providers to the Fund, primarily FWCA and THL Credit, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  Once the Interim Advisory Agreement is effective, THL Credit will be responsible for the day-to-day management of the Fund.  As part of its oversight, the Board, acting at its scheduled meetings, regularly interacted with and received reports from senior personnel of FWCA and THL Credit.  The Board’s Audit Committee (which consists of all of the Independent Trustees) meets regularly, and between meetings the Audit Committee Chair has access to the Fund’s independent registered public accounting firm and to the Fund’s Treasurer.  The Board also received periodic presentations from senior personnel of FWCA, THL Credit, or their affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as personal trading, valuation, credit and investment research.  FWCA, THL Credit and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks.  However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund.  The Board receives reports from Fund counsel and the Independent Trustees’ own independent legal counsel regarding regulatory, compliance and governance matters.  The Board’s oversight role does not make the Board a guarantor of Fund investments or of Fund activities or the activities of any of the Fund’s service providers.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2017, the Board held five (5) meetings for the Fund.  Each Trustee of the Fund attended all of the meetings of the Board and of any Committee of which he was a member. The compensation paid by the Fund to the current Independent Trustees for the fiscal year ended December 31, 2017 is set forth below.  No compensation is paid by the Fund to the Interested Trustee or officers of the Fund.

	Board Meeting and Committee Meeting Fees for the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex (including the Fund)(1)
Joseph L. Morea	$33,000	None	$65,500
Ronald J. Burton	$33,000	None	$65,500
Michael Perino	$32,500	None	$65,000
Laurie Hesslein(2)	$19,500	None	$39,000

(1)         As of the date hereof, the fund complex consists of the Fund and EGIF.

(2)         Ms. Hesslein began serving as a Trustee effective March 29, 2017.

Executive Officers of the Fund

The following table provides information concerning each of the executive officers of the Fund, including their year of birth, positions with the Fund and principal occupations for the past five years.

In connection with the advisory relationship transition, the Board has approved changes to the Fund’s executive officers.  The new slate of executive officers will take office on June 22, 2018 once THL Credit becomes the Fund’s sole investment adviser upon the effectiveness of the Interim Advisory Agreement. Information regarding the new slate of executive officers is set forth in Exhibit B.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years

Steven A. Baffico born 1973	President and Principal Executive Officer	Since 2013	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011 — present).

Tracy Dotolo born 1976	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2018	Foreside Fund Officer Services, LLC, Principal Financial Officer (2015 — present); JPMorgan Chase, Vice President of Fund Administration (2009 — 2015).

David Brauer born 1960	Assistant Treasurer	Since 2018

Four Wood Capital Partners, LLC, Chief Financial Officer (2018 — present); Certified Public Accountant (Self Employed) (2016-2018); Citigroup Global, Managing Director-Global Consumer Operations & Technology, Financial Planning and Analysis (2010 — 2016).

Stephanie Trell born 1968	Secretary	Since 2014	Four Wood Capital Partners, LLC, Managing Director (2012 — present).

Jack Huntington born 1970	Chief Compliance Officer	Since 2015	Foreside Fund Officer Services, LLC, Fund Chief Compliance Officer (2015 — present); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 — 2015).

(1)         The business address of each officer, with the exception of Mr. Huntington and Ms. Dotolo, is 100 Wall Street, New York, NY 10005.  Mr. Huntington and Ms. Dotolo are employees of Foreside Fund Officer Services, LLC, and each has a business address of 10 High Street Suite 302, Boston, MA 02110.

(2)         Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of each of the Fund’s current Independent Trustees, each of whom is also “independent” as defined under the listing standards of the New York Stock Exchange (“NYSE”). Ms. Hesslein was appointed to the Audit Committee effective March 29, 2017. Mr. Morea simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee.  During the Fund’s fiscal year ended December 31, 2017, the Audit Committee held three (3) joint committee meetings on behalf of the Fund and EGIF.  The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Fund’s Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee Charter, which describes the Audit

Committee’s purpose and duties, attached as Exhibit C.  This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2017.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).  In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Fund, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2017.

This report was submitted by the Audit Committee of the Fund’s Board

Ronald J. Burton, Chairman of the Audit Committee

Michael Perino

Joseph L. Morea

Laurie Hesslein

February 22, 2018

Nominating and Governance Committee

The Board has a Nominating and Governance Committee comprised of each of the Fund’s current Independent Trustees. Ms. Hesslein was appointed to the Nominating and Governance Committee effective March 29, 2017. The Nominating and Governance Committee of the Fund met once during the fiscal year ended December 31, 2017. The functions of the Nominating and Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Board at the annual meetings of shareholders (consistent with criteria approved by the Board); identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); overseeing the evaluation of the Board; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and

Governance Committee.  The Nominating and Governance Committee charter is attached as Exhibit D.  This reference to the website does not incorporate the content of the website into this Proxy Statement.

The Nominating and Governance Committee has not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, the Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication and conflicts of interest.  The Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating and Governance Committee will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Shareholder Proposals” below).

Trustee Holdings

[The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Trustee and executive officer as of the Record Date.]  As of that date, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares. As of the date hereof, the fund complex consists of the Fund and EGIF, a closed-end fund registered under the 1940 Act.

Trustees/Nominees and Executive Officers	Dollar Range* of Equity Securities Held in the Fund(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Independent Trustees
Ronald J. Burton	B	B
Laurie Hesslein	A	A
Joseph L. Morea	C	C
Michael Perino	B	B

Interested Trustee
Steven A. Baffico	C	C
Brian Good	E	E

*                       Key to Dollar Ranges

A.                  None

B.                  $1 - $10,000

C.                  $10,001 -$50,000

D.                  $50,001 - $100,000

E.                   over $100,000

(1)               This information has been furnished by each Trustee.

None of the Independent Trustees nor their families had any interest in FWCA or any person directly or indirectly controlling, controlled by, or under common control with FWCA as of December 31, 2017.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the Secretary of the Fund at [   ]. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Trustee attendance at the annual meetings of shareholders. All of the Trustees who were members of the Board at the time attended the prior year’s annual meeting of shareholders.

Vote Required

Provided a Quorum is present, the election of each of Messrs. Good, Morea and Perino as a Trustee (Proposal 1) requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote.  Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the election of Messrs Good, Morea and Perino. Proxies received will be voted “FOR” the approval of each of Messrs. Good, Morea and Perino unless shareholders designate otherwise.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

As of the date hereof, FWCA serves as the Fund’s investment adviser pursuant to the Current Advisory Agreement, and THL Credit serves as the Fund’s sub-adviser pursuant to the Current Sub-Advisory Agreement. Under the Fund’s Current Advisory Agreement, the Fund pays FWCA a fee computed at an annual rate of 1.05% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). For serving as the Fund’s sub-adviser, THL Credit receives a fee from FWCA in an amount equal to 50% of the advisory fees paid to FWCA for its services as investment adviser to the Fund under the Current Advisory Agreement.

At an in-person meeting of the Board held on May 24, 2018, the Board approved a transition in the Fund’s advisory arrangements.  Specifically, the Board approved THL Credit to serve as the sole investment adviser to the Fund under both the Interim Advisory Agreement and, if approved by the Fund’s shareholders, the New Advisory Agreement.  The Fund’s Current Advisory Agreement with FWCA will terminate on June 21, 2018, along with the Fund’s investor support services agreement (the “Support Agreement”) with Four Wood Capital Partners LLC (“FWCP”).  On June 22, 2018, THL Credit will commence serving as the sole investment adviser to the Fund pursuant to the Interim Advisory Agreement.

The material terms of the New Advisory Agreement (as well as the Interim Advisory Agreement) are substantially the same as the Current Advisory Agreement, except that (i) services currently provided under the Current Advisory Agreement by FWCA as investment adviser and THL Credit as sub-adviser will be provided by THL Credit as sole investment adviser under the New Advisory Agreement and (ii) the Fund’s annual investment advisory fee rate would decrease on the date THL Credit assumes sole management of the Fund by 0.25% (from 1.05% to 0.80%) of the Fund’s average daily Managed Assets. Furthermore, THL Credit will provide investor support as part of its advisory relationship and the Fund will no longer bear the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services.

In addition, THL Credit has agreed to limit, indefinitely, certain non-management expenses borne by the Fund to an amount not to exceed 0.25% per year of the Fund’s Managed Assets (pro-rated for the period in 2018 during which THL Credit serves as the Fund’s sole investment adviser).

To effect the transition described above, the Board, at its May 24, 2018 meeting, approved the termination of the Current Advisory Agreement and the Support Agreement on June 21, 2018, which was permitted by their terms without the payment of any penalty upon 30 days’ written notice to FWCA and FWCP.  The termination of the Current Advisory Agreement will result in the automatic termination of the Current Sub-Advisory Agreement. Concurrent with such termination, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement with THL Credit. The Interim Advisory Agreement is substantially identical to the New Advisory Agreement described above and will become effective on June 22, 2018. The interim arrangement will provide the Fund with 150 days in which to obtain shareholder approval of the New Advisory Agreement with the new lower fee structure in place during the interim period. Pursuant to the Interim Advisory Agreement, THL Credit may serve as the Fund’s sole investment adviser on an interim basis for up to 150 days following the effective date of the Interim Advisory Agreement, pending receipt of shareholder approval of the New Advisory Agreement.

Therefore, in order for THL Credit to continue serving as the Fund’s investment adviser following the expiration of the 150 day interim period, shareholders are being asked to approve the New Advisory Agreement between the Fund and THL Credit.

The Fund’s investment objective, principal investment strategies and fundamental investment and policies will not change as a result of the Interim Advisory Agreement or the New Advisory Agreement.  THL Credit’s duties under the New Advisory Agreement are substantially similar to its duties under the Current Sub-Advisory Agreement and include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions.  The same portfolio management team will continue managing the Fund’s portfolio.  Based on the presentation by THL Credit, it is expected that THL Credit will provide substantially similar investment advisory services to the Fund as FWCA and THL Credit currently provide to the Fund under the Current Advisory Agreement and Current Sub-Advisory Agreement.

Information Regarding THL Credit

THL Credit’s headquarters is located at 100 Federal Street, 31st Floor, Boston, MA 02110.  THL Credit was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. THL Credit is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates managed assets of $12.2 billion as of March 31, 2018 across its two strategies investment platforms: Direct Lending and Tradable Credit. THL Credit benefits from a scaled and integrated business from a very experienced and cohesive Tradable Credit team. Currently, THL Credit together with its wholly owned subsidiary employs 82 people and has a fully operational front, middle and back office team to manage the wide range of clients and portfolios across the platform. THL Credit has a global, diversified investor base and a strong following within the investment consultant community.

THL Credit is principally owned by THLP Debt Partners, L.P., the general partner of which is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. (“THL Partners”). THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $22 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. THL Credit benefits from its access to the industry knowledge of THL Partners’ investment team through its ability to consult with the THL Partners’ team on specific industry issues, trends and other complementary matters.  The principal business address of THLP Debt Partners, L.P. and THL Partners is 100 Federal Street Boston, MA 02110.

Principal Executive Officer and Directors of THL Credit

The name, address and principal occupation of the principal executive officer and each director of THL Credit are set out in the table below.  Mr. Good, a Trustee of the Fund, is a director of THL Credit.  No officer or Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, THL Credit or any of its affiliates.

Name and Address*	Principal Occupation

Brian Good	Senior Managing Director, Director

Christopher Flynn	Chief Executive Officer, Director

James Fellows	Chief Investment Officer, Director

Terrence Olson	Chief Financial Officer and Chief Operating Officer, Director

Sabrina Rusnak-Carlson	General Counsel and Chief Compliance Officer

Thomas M. Hagerty	Director

Joshua D. Bresler	Director

Anthony J. Dinovi	Director

*           The address of the principal executive officer and each director is 100 Federal Street, 31st Floor, Boston, MA 02110.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds and CLOs.

Information Regarding Similar Funds

THL Credit serves as a sub-adviser to certain series of Russell Investment Company (the “Russell Funds”), an open-end registered management investment company advised by Russell Investment Management, LLC (“RIM”).  The Russell Funds operate as “manager-of-manager funds” where RIM has the authority to monitor, hire and terminate (subject to approval of the board of trustees) sub-advisers to the Russell Funds and allocate and reallocate Russell Fund assets to them.  THL Credit does not manage all of the assets of each of the Russell Funds.  Instead, RIM allocates a portion of the Russell Funds’ assets to THL Credit to manage employing investment strategies similar to those used to sub-advise the Fund.  The allocation of Russell Fund assets to THL Credit may vary over time and is determined by RIM.

Fund Name	Net Asset Value (as of March 31, 2018)	Current Allocation to THL Credit	Advisory Fee Rate
Multi-Asset Growth Strategy Fund	$1.61 billion	4%	*
Russell Global Opportunistic Credit Fund	$894.66 million	11%	*
Russell Multi-Strategy Income Fund	$1.43 billion	14%	*
Russell Short Duration Bond Fund	$702.32 million	10%	*
Unconstrained Total Return Fund	$744.21 million	20%	*

*                 THL Credit is paid by RIM for its sub-advisory services to the Russell Funds an annual sub-advisory fee, on an aggregated basis across all assets RIM allocates to THL Credit, as follows:  0.30% on assets up to and including

$125 million, 0.25% on assets above $125 million up to and including $150 million and 0.20% on assets above $150 million.  The sub-advisory fee paid by RIM is calculated and paid quarterly in arrears based on the monthly average of all the Russell Fund assets allocated by RIM to THL Credit during that period.

Current Advisory Agreement with FWCA

FWCA serves as the Fund’s investment adviser. The continuation of the Current Advisory Agreement was last considered and approved by the Board on May 25, 2017.  The Current Advisory Agreement, dated September 19, 2013, was last submitted for approval to a vote of the initial shareholder on [   ], 2013 in connection with the commencement of operations.  The Current Advisory Agreement provides for a fee at the annual rate of 1.05% of the average daily value of the Fund’s Managed Assets, paid monthly, to FWCA.  The Current Advisory Agreement will terminate on June 21, 2018.

The Current Advisory Agreement provides that FWCA shall manage all aspects of the advisory operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund. The Current Advisory Agreement provides that FWCA may delegate its duties to a sub-adviser. The Current Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of FWCA, or reckless disregard of its obligations and duties, FWCA will not be subject to any liability to the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services under the Agreement.

New Advisory Agreement with THL Credit

Shareholders are being asked to approve the New Advisory Agreement between the Fund and THL Credit. Under Section 15(a) of the 1940 Act, the New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, none of whom are parties to the New Advisory Agreement, and (ii) a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. In the event that the shareholders of the Fund do not approve the New Advisory Agreement, THL Credit may continue to act as the investment adviser for the Fund pursuant to the Interim Advisory Agreement until November 19, 2018. In such event, the Board will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Board Approval and Recommendation

At an in-person meeting held on May 24, 2018, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement for the Fund and recommended that shareholders of the Fund approve the New Advisory Agreement.  A summary of the Trustees’ considerations is provided below in the section entitled “Board Consideration of the New Advisory Agreement.”

Comparison of the Current Advisory Agreement and New Advisory Agreement

The New Advisory Agreement is substantially similar to the Current Advisory Agreement, except that the Fund will pay a lower investment advisory fee rate under the New Advisory Agreement. Any material differences between the New Advisory Agreement and the Current Advisory Agreement are described below. The form of the New Advisory Agreement for the Fund is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The following is intended to be an overview and is not intended to be a comprehensive description of all of the New Advisory Agreement’s terms.

Compensation. The Current Advisory Agreement provides that the Fund will pay to FWCA a fee at the annual rate of 1.05% of the average daily value of the Fund’s Managed Assets. “Managed Assets” under the Current Advisory Agreement means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Under the New Advisory Agreement, the Fund would pay THL Credit a fee at the annual rate of 0.80% of the average daily value of the Fund’s Managed Assets for services provided pursuant to the New

Advisory Agreement. The frequency of payment and the definition of Managed Assets used in the Current and Proposed Advisory Agreements are identical.

The following table shows the investment advisory fees paid by the Fund to FWCA during the Fund’s fiscal year ended December 31, 2017 and the pro forma amount that would have been payable by the Fund to THL Credit if the New Advisory Agreement had been in place during that year, and the difference between actual amounts paid and pro forma amounts in percentage terms. Overall, if the New Advisory Agreement had been in place during the Fund’s prior fiscal year, the Fund’s investment advisory fees would have been 0.25% lower.

	Actual	Pro Forma	(Decrease)/Increase
Investment Advisory Fees Paid by the Fund	$2,053,094 paid to FWCA	$1,539,821 payable to THL Credit	(25)%

In addition, during the fiscal year ended December 31, 2017, the Fund paid $97,766 to FWCP pursuant to the Support Agreement for investor support services.  If the New Advisory Agreement had been in place during the Fund’s prior fiscal year, the Fund would not have incurred any additional expenses for investor support services, a 100% reduction in those costs to the Fund and its shareholders.  During the Fund’s prior fiscal year, the Fund did not pay any fees to THL Credit or its affiliates.

No Third-Party Beneficiaries. The New Advisory Agreement provides that no person or entity not party to the Agreement will be deemed a third-party beneficiary.

Termination.  The Current Advisory Agreement provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by FWCA at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The New Advisory Agreement provides that the Agreement may be terminated at any time, without the payment of any penalty: (i) by the Fund upon not less than 30 days’ prior written notice to THL Credit after either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Independent Trustees; or (ii) by THL Credit upon not less than 30 days’ prior written notice to the Fund. The termination provision related to “assignment” (as such term is defined for purposes of the 1940 Act) and the term and duration provisions of the New Advisory Agreement do not materially differ from those of the Current Advisory Agreement.

Vote Required

Provided a Quorum is present, the approval of the New Advisory Agreement (Proposal 2) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Abstentions and broker non-votes will have the same effect as a vote against Proposal 2. Proxies received will be voted “FOR” the approval of the New Advisory Agreement unless shareholders designate otherwise.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATION OF THE NEW ADVISORY AGREEMENT

Background

On April 24, 2018, the Independent Trustees met with representatives of THL Credit to discuss THL Credit’s capability to provide investment advisory services to the Fund and replace FWCA as the Fund’s investment adviser, which would result in, among other things, a reduction in the Fund’s overall fees and expenses. At this meeting, the Independent Trustees discussed THL Credit’s ability to serve as investment adviser and reviewed materials relating to THL Credit’s experience and ability to serve as sole investment adviser to the Fund, including information about THL Credit’s business, the personnel that would provide services to the Fund and THL Credit’s proposed advisory fees. Following this meeting, the Independent Trustees had additional conversations among themselves and with representatives of THL Credit to further discuss the proposal and materials prepared by THL Credit, including responses for additional information prepared by counsel to the Independent Trustees, and to discuss revisions to the proposal made at the request of the Independent Trustees. The Independent Trustees reviewed various materials previously prepared by each of THL Credit and FWCA, including financial information about each firm. In light of the various discussions and materials provided to the Independent Trustees, the Independent Trustees determined that THL Credit, if selected to act as the sole investment adviser, could significantly reduce costs to the Fund and result in substantial shareholder savings without any changes to the Fund’s portfolio management team or investment strategy. The Independent Trustees also considered recent changes in personnel at FWCA and FWCP and the potential impact that those could have on the services provided by FWCA and FWCP under the current agreements.  The Independent Trustees also considered the increased use of third-party resources by FWCA and FWCP that resulted from the personnel changes.

At an in-person meeting held on May 24, 2018, the Board, including a majority of the Independent Trustees, considered and approved the Interim Advisory Agreement and the New Advisory Agreement.  The Board then directed that the New Advisory Agreement be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the New Advisory Agreement.

Factors Considered by the Board

In approving the Interim Advisory Agreement and the New Advisory Agreement, the Board discussed its duty to the Fund and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services to be Provided.  The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the Interim Advisory Agreement and the New Advisory Agreement.  The Board noted that the same THL Credit personnel who provide portfolio management services under the Current Sub-Advisory Agreement would also provide those services under the Interim Advisory Agreement and the New Advisory Agreement.  The Board further considered the potential benefits from obtaining investment advisory services directly from THL Credit, after terminating FWCA as the Fund’s investment adviser. In this regard, the Board took into account the reputation, capabilities, experience, organizational structure and financial resources of THL Credit as well as the Board’s first-hand experience and knowledge of THL Credit gained through the Board’s oversight of THL Credit as the Fund’s sub-adviser since the Fund’s inception. The Board also considered that, under the Interim Advisory Agreement and the New Advisory Agreement, THL Credit would provide the oversight and other services provided by FWCA under the Current Advisory Agreement as well as the investor support services currently provided by FWCP and the Fund would no longer bear the fees paid to FWCP for those investor support services.  Based on this review, the Board concluded that the range and quality of services provided by THL Credit to the Fund under the Current Sub-Advisory Agreement were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement, and that THL Credit would provide the same services currently provided by FWCA and FWCP under the Current Advisory Agreement and Support Agreement, respectively, under the Interim Advisory Agreement and the New Advisory Agreement, in each case at the same or improved levels.

Investment Performance.  The Board considered the Fund’s investment performance results and considered these results in comparison to the performance results of other funds in an appropriate peer universe and to a benchmark index as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board also noted THL Credit’s performance as the Fund’s sub-adviser since the Fund’s inception. The Board considered the Fund’s performance results over the one-, two-, three- and four-year and since-inception periods ended February 28, 2018. The Board noted that the Fund had outperformed the average of the Fund’s peer universe for all periods presented. The Board also considered that the portfolio management personnel currently responsible for the management of the portfolio and the Fund’s investment strategy would not change as a result of the transition in investment adviser and, thus, the Fund would receive a significant reduction in costs while maintaining the same portfolio management team. The Board concluded that these factors supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

Advisory Fees and Other Fees.  The Board considered that the advisory fee rate would decrease under the Interim Advisory Agreement and the New Advisory Agreement.  The Board took into account that the Fund’s contractual advisory fee rate of 1.05% of the average daily value of the Fund’s Managed Assets (as defined above) paid to FWCA under the Current Advisory Agreement would be reduced to 0.80% of the average daily value of the Fund’s Managed Assets paid to THL Credit under both the Interim Advisory Agreement and the New Advisory Agreement.  The Board also considered information concerning management fees paid to investment managers of similarly managed funds as well as fees paid by other clients of THL Credit.

The Board further considered that THL Credit will provide investor support as part of its advisory relationship and the Fund will no longer bear the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services. The Board further considered that THL Credit agreed to limit, indefinitely, certain non-management expenses borne by the Fund to an amount not to exceed .25% per year of the Fund’s Managed Assets (pro rated for the period of 2018 during which THL Credit serves as the sole investment adviser to the Fund). The Board also took into account that THL Credit will bear up to $500,000 of certain expense in connection with the transfer of the advisory relationship from FWCA to THL Credit. The Board concluded that the reduced advisory fee rate and proposed expense limitation arrangements supported the approval of the Interim Advisory Agreement and the New Advisory Agreement.

Economies of Scale.  The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund.  The Board considered any potential economies of scale that may result from proposed changes to the Fund’s management arrangements and noted that this would be given further consideration on an annual basis going forward.

Fall-Out Benefits and Other Factors.  The Board also considered other benefits to THL Credit and its affiliates expected to be derived from THL Credit’s relationship with the Fund as a result of the proposed changes to the Fund’s management arrangements, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund. The Board took into account THL Credit’s assertion that it does not expect to derive any additional direct or indirect fall-out benefits that it does not already realize from acting as sub-adviser to the Fund.

Costs of Services to be Provided and Profitability.  The Board considered THL Credit’s current profitability as the Fund’s sub-adviser and the Independent Trustees considered its estimated profitability as the Fund’s investment adviser and noted that THL Credit’s future profitability from its relationship with the Fund would be given further consideration on an annual basis going forward.

Terms of the Agreements. The Board considered the terms of the Interim Advisory Agreement and the New Advisory Agreement, including how the material terms of each agreement compared to the Current Advisory Agreement. The Board noted that the material terms of the Interim Advisory Agreement and the New Advisory Agreement are substantially similar to the Current Advisory Agreement, except for certain differences which include, among other things, (i) services currently provided under the Current Advisory Agreement by FWCA as investment adviser and THL Credit as sub-adviser will be provided by THL Credit as sole investment adviser and (ii) the Fund’s annual investment advisory fee rate would decrease by 0.25% of the Fund’s average daily Managed Assets. The Board concluded the terms of the Interim Advisory Agreement and the New Advisory Agreement were reasonable and supported the approval of the Interim Advisory Agreement and the New Advisory Agreement.

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors.  After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the Interim Advisory Agreement and the New Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement and recommended that shareholders vote “FOR” the approval of the New Advisory Agreement.

PROPOSAL 3

AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST

Shareholders are being asked to approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Current Declaration of Trust”) that would clarify that the Board is permitted to change the number of Trustees upon Board approval, without shareholder approval.

Under the Current Declaration of Trust, Article VIII, Section 4(b) provides that no “amendments may be made to Article IV, Section 1 (regarding the number of Trustees) . . . except after the approval of at least 75% of each class of Shares outstanding and entitled to vote on the matter, unless a majority of the Trustees and 75% of the Continuing Trustees entitled to vote on the matter approve such amendment, in which case approval by a Majority Shareholder Vote shall be required.”  “Continuing Trustee” means any member of the Board who either (a) has been a member of the Board for a period of at least thirty-six months or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.  “Majority Shareholder Vote” means a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Fund.  Under the Current Declaration of Trust, Article IV, Section 1 also provides that the “number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than three,” which could be viewed as inconsistent with Article VIII, Section 4(b).

The Fund is proposing to amend the Current Declaration of Trust to remove the reference to “Article IV, Section 1 (regarding the number of Trustees)” in Article VIII, Section 4(b) to clarify that the Trustees have the ability to change the number of Trustees without shareholder approval and to remove any in consistencies between that provision and Article IV, Section 1.

Vote Required

Provided a Quorum is present, the approval of the amendment to the Current Declaration of Trust (Proposal 3) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Abstentions and broker non-votes will have the same effect as a vote against Proposal 3.  Proxies received will be voted “FOR” the approval of the amendment to the Current Declaration of Trust unless shareholders designate otherwise.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting to be held in 2019 must be received by the Fund for consideration for inclusion in the Fund’s proxy statement relating to the 2019 annual meeting no later than April 6, 2019, and must satisfy the requirements of the federal securities laws.

The Fund’s By-Laws currently require shareholders wishing to nominate Trustees or propose other business to be brought before the Fund’s 2019 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Fund at [   ] not earlier than March 6, 2019, nor later than 5:00 p.m., E.T., on April 6, 2019; provided, however, that in the event that the date of the Fund’s 2019 Annual Meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Any such notice by a shareholder must set forth all information required by the Fund’s By-Laws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Beneficial Owners

To the knowledge of the Fund, the following shareholder(s) or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of the outstanding Shares as of [  ], 2018 based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	[1,562,196]	[21.06]	%

Advisors Asset Management, Inc.(2) 18925 Base Camp Road Monument, CO 80132	[744,891]	[10.04]	%

(1)               The Charger Corporation (“Charger”) is the General Partner of both First Trust Portfolios L.P. (“FTP”) and First Trust Advisors L.P. (“FTA”). FTP acts as sponsor of certain unit investment trusts which hold Shares of the Fund.  FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP. Information shown was obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC on [January 11], 2018 reporting share ownership as of [December 31], 2017.  Based on that filing, FTP, FTA and Charger [do not have sole or shared voting power, but do have the shared power to dispose or direct the disposition of 1,562,196 Shares].

(2)               Advisors Asset Management, Inc. (“Advisors”) is sponsor of several unit investment trusts which hold Shares of the Fund. Information shown was obtained from a Schedule 13G/A filed by Advisors with the SEC on [February 1], 2018 reporting share ownership as of [December 31], 2017.  Based on that filing, [Advisors maintains the sole power to vote 609,440 Shares and the sole power to dispose or direct the disposition of 744,891 Shares].

Independent Registered Public Accounting Firm

RSM US LLP (“RSM”), 80 City Square, Boston, MA, 02129, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2018. A representative of RSM will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by RSM for professional services for the fiscal years ended December 31, 2016 and 2017.

For the year ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**

2017	$42,900	$0	$15,750	$0
2016	$40,900	$0	$15,750	$0

* “Tax Fees” are those fees related to RSM’s tax consulting services, including primarily the review of the Fund’s income tax returns.

** “All Other Fees” include the aggregate fees billed for products and services provided by RSM, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by RSM to the Fund, and all non-audit services to be provided by RSM to the Fund’s Adviser and Sub-Adviser and any entity controlling, controlled by or under common control with the Fund’s Adviser (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee has delegated authority to one of its members to pre-approve such services, subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which RSM billed the Fund fees for the fiscal years specified above were pre-approved by the Fund’s Audit Committee, as required.

The aggregate non-audit fees billed by RSM for services rendered to the Fund and rendered to FWCA or its Affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2017 and 2016 were $38,750 and $55,750, respectively.

Investment Adviser, Sub-Adviser and Administrator

FWCA serves as the Fund’s investment adviser. The principal executive office of FWCA is 100 Wall Street, 11th Floor, New York, NY 10005.

THL Credit serves as the Fund’s investment sub-adviser pursuant to the Current Sub-Advisory Agreement between FWCA and THL Credit.  The principal executive office of THL Credit is 100 Federal Street, 31st Floor, Boston, MA 02110.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10026, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s Trustees and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes of ownership with the SEC. Trustees, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended December 31, 2017, all such filing requirements applicable to such persons were met, except that, due to administrative oversight, one late Form 3 filing was made for Ms. Hesslein.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any shareholder plans to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Annual Meeting in its next Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEE

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the shareholders.

EXPENSES OF PROXY SOLICITATION

The Fund has engaged Georgeson LLC (“Georgeson”) to serve as proxy solicitor and vote tabulator at an anticipated cost of approximately $15,000.  This estimate is subject to the final solicitation campaign approved by the Fund and executed by Georgeson.  In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by Georgeson.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed for out-of-pocket expenses incurred in this connection.  If you have any questions concerning this Proxy solicitation, please contact Georgeson, Telephone Number:  (800) 509-1312.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity.  In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail.  Within 72 hours of receiving a shareholder’s telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Annual Meeting and voting in person.

The cost of Georgeson’s services is expected to be approximately $15,000.  THL Credit will bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship from FWCA, to THL Credit, including the costs of Georgeson’s services and other fees and expenses associated with the preparation, mailing and solicitation of proxies.  Any additional fees and expenses will be paid for by the Fund, unless THL Credit otherwise agrees to bear those fees or expenses.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at [   ] or write to THL Credit Senior Loan Fund at [   ].

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY.  EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

THL CREDIT SENIOR LOAN FUND

ADVISORY AGREEMENT

This Advisory Agreement is hereby made as of the [  ] day of [       ], 2018 (the “Agreement”) between THL Credit Senior Loan Fund, a Delaware statutory trust (the “Fund”), and THL Credit Advisors LLC, a Delaware limited liability company (“THL Credit” or the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, THL Credit is engaged in rendering investment advisory services, including serving as the Fund’s investment adviser pursuant to an interim advisory agreement dated as of June 22, 2018; and

WHEREAS, the Fund desires to retain the THL Credit to provide investment advisory services to the Fund on a non-interim basis, and THL Credit is willing to provide or procure such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

ARTICLE I.  APPOINTMENT

A.                                    Appointment.  The Fund hereby appoints THL Credit to act as Adviser to the Fund for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to provide the advisory services herein described, for the compensation herein provided.

ARTICLE II.  ADVISORY SERVICES

A.                                    Advisory Duties of Adviser.  Subject to the supervision of the Board of Trustees of the Fund (the “Board”), the Adviser shall manage all aspects of the advisory operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, in conformity with the Agreement, as amended from time to time, Declaration of Trust of the Fund (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the “Declaration of Trust”) and By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”); under the instructions and directions of the Board; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations.  In connection with the services provided under this Agreement, the Adviser will use its best efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code.  In managing the Fund in accordance with the requirements set out in this Section, the Adviser will be entitled to receive and act upon advice of counsel for the Fund.

1.                                      Fund Management.  The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the policies as set out in the Fund’s Prospectus (as defined herein) or as adopted by the Board and disclosed to the Adviser.  The Adviser will determine what portion of the Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.  The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients.

2.                                      Selection of Brokers.  Subject to the policies established by, and any direction from, the Board, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Fund.  The Adviser will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund’s Registration Statement (as defined herein) or as the Board may direct from time to time.  It is recognized that, in providing the Fund with investment supervision or the placing of orders for Fund transactions, the Adviser will give primary consideration to securing the most favorable price and efficient execution.  Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.  It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Adviser or any subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Adviser or any subadviser in connection with its services to other clients.

Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and the rules and interpretations of the Securities and Exchange Commission (“SEC”) thereunder, or as otherwise permitted from time to time by the Fund’s Registration Statement.

The Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients.

3.                                      Delegation of Investment Advisory Services.  Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”) and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may, through a subadvisory agreement or other arrangement, delegate to a subadviser any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.  Subject to the prior approval of the Board, including a majority of the Independent Trustees, and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

4.                                      Instructions to Custodian.  The Adviser or any subadviser shall provide the Fund’s custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

5.                                      Valuation.  The Adviser will provide assistance to the Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by such valuation policies and procedures as have been adopted by the Fund from time to time.

B.                                    Books and Records.  The Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Fund may direct, all records relating to the Adviser’s services under this Agreement and the Fund’s investments made by the Adviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940, as amended, the 1934 Act, the Commodities Exchange Act, and rules and regulations thereunder, and the Fund’s compliance policies and procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund on request.

C.                                    Advisory Services Not Exclusive.  The Adviser’s services to the Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Agreement are not impaired by such other activities.  It is understood and agreed that the personnel employed by the Adviser to assist in the performance of its duties hereunder, as well as the officers and directors of the Adviser, are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.  Whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, and the Adviser has not delegated to a subadviser the responsibility for the management of all of the assets of the Fund, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time.  Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time.  The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired for or disposed of by the Fund.

ARTICLE III.  EXPENSES

A.                                    Expenses Borne by Adviser.

1.                                      In connection with the services rendered by the Adviser under this Agreement, the Adviser will bear all of the following expenses:

(i)                                     The salaries and expenses of all personnel of the Fund and the Adviser, except the fees and expenses of the Independent Trustees, and any portion of the salary of the Fund’s Chief Compliance Officer that the Board approves for payment by the Fund, if any; and

(ii)                                  All expenses incurred by the Adviser in connection with managing the investment operations of the Fund other than those assumed by the Fund or administrator of the Fund or other third party under a separate agreement.

B.                                    Expenses Borne by the Fund.

1.                                      The Fund assumes and will pay its expenses, including but not limited to those described below:

(i)                                     The fees of any investment adviser or expenses otherwise incurred by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund;

(ii)                                  Brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions or purchase and sale of other investment instruments on behalf of the Fund (including, without limitation, security settlement costs);

(iii)                               Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business;

(iv)                              The fees and expenses of the Independent Trustees, and any portion of the salary of the Fund’s Chief Compliance Officer that the Board approves for payment by the Fund, if any;

(v)                                 The fees and expenses of the Fund’s custodian which relate to: (a) the custodial function and the recordkeeping connected therewith; (b) the preparation and maintenance of the general required accounting records of the Fund not being maintained by the Adviser; (c) the pricing of the Fund’s portfolio securities, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Board; and (d) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s shares;

(vi)                              The fees and expenses of the Fund’s transfer and dividend disbursing agent, which may be a custodian of the Fund, which relate to the maintenance of each shareholder account;

(vii)                           The fees and expenses of the Fund’s administrator and accounting agent;

(viii)                        The charges and expenses of legal counsel (including legal counsel to the Independent Trustees), the Chief Compliance Officer and independent accountants for the Fund;

(ix)                              Organizational and offering expenses of the Fund, including all taxes and business fees payable by the Fund to federal, state or other governmental agencies and all costs of maintaining the Fund’s existence;

(x)                                 The fees of any trade or industry association of which the Fund may be a member;

(xi)                              The cost of share certificates representing the Fund’s shares, if any;

(xii)                           The cost of fidelity, Trustees and officers and errors and omissions insurance;

(xiii)                        Allocable expenses with respect to shareholder communications and investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, filing, printing and mailing prospectuses, proxies, shareholders reports, press releases, fact sheets and other shareholder communications in the amount necessary for distribution to the shareholders;

(xiv)                       The fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and amendments thereto and prospectuses for filing under federal and state securities laws for such purposes;

(xv)                          Fees and expenses related to the registration and listing of the Fund’s shares on any securities exchange;

(xvi)                       The expenses of issue, sale and repurchase of shares in the Fund, including expenses of conducting tender or repurchase offers for purposes of repurchasing Fund shares;

(xvii)                    Expenses associated with the Fund’s use of leverage, including any rating agency fees, commitment fees and interest expenses on borrowings;

(xviii)                 Loan commitment fees and interest and distributions paid on securities sold short; and

(xix)                       All other expenses properly payable by the Fund.

ARTICLE IV.  COMPENSATION

Compensation.  For the services provided and the facilities furnished pursuant to this Agreement, the Fund will pay to the Adviser by the 2nd business day of each month as full compensation therefor a fee at the annual rate of 0.80% of the average daily value of the Fund’s Managed Assets, as such term is defined herein.  For purposes of calculating the advisory fee, the Fund’s “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).  Borrowings for investment purposes include any form or combination of financial leverage instruments, such as borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions.  Furthermore, the value of the Fund’s total assets shall be computed in the manner and on such days and at such time or times as provided in the Fund’s valuation policies and procedures.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser.  Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.  For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

ARTICLE V.  ADDITIONAL OBLIGATIONS OF THE FUND

A.                                    Documents.  The Fund has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

1.                                      Declaration of Trust, filed with the Secretary of the State of Delaware;

2.                                      By-Laws;

3.                                      Certified Resolutions of the Board authorizing the appointment of the Adviser and approving the form of this Agreement;

4.                                      Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-2, as filed with the SEC, relating to the Fund and the Fund’s shares and all amendments thereto (the “Registration Statement”);

5.                                      Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and all amendments thereto; and

6.                                      The Prospectus and Statement of Additional Information of the Fund pursuant to which the Fund’s shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the “Prospectus”).

ARTICLE VI.  LIMITATION OF LIABILITY

A.                                    Limitation of Liability of Adviser.  Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser, including its officers, directors, members, shareholders, employees and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, director, partner, employee or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

B.                                    Limitation of the Fund and Shareholders.  It is understood and expressly stipulated that none of the Trustees, officers, agents or shareholders of the Fund shall be personally liable hereunder.  All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

ARTICLE VII.  MISCELLANEOUS

A.                                    Adviser Personnel.  The Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they are elected or appointed.  Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.  The Adviser shall make its directors, officers and employees available to attend Board meetings as may be reasonably requested by the Board from time to time.  The Adviser shall prepare and provide such reports on the Fund and its operations as may be reasonably requested by the Board from time to time.

B.                                    Term and Duration.  This Agreement shall become effective on the date the Fund’s shareholders approve this Agreement in accordance with the requirements of the 1940 Act and shall continue in effect for two years from such date.  Thereafter, the Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees who are not parties to this Agreement, in accordance with the requirements of the 1940 Act, or as otherwise permitted in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation.

C.                                    Termination.  This Agreement may be terminated at any time, without the payment of any penalty:  (i) by the Fund upon not less than 30 days’ prior written notice to the Adviser after either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Independent Trustees; or (ii) by the Adviser upon not less than 30 days’ prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of the 1940 Act).

D.                                    Independent Contractor.  Except as otherwise provided herein or authorized by the Board from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

E.                                     Amendment.  This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration, waiver or modification shall be in writing duly executed by the proper officials of the parties hereto, and no amendment to this Agreement shall be effective until approved by vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party.

F.                                      Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 100 Federal Street, 31st Floor Boston, MA, 02110, Attention: Sabrina Rusnak-Carlson, General Counsel; or (2) to the Fund at 100 Federal Street, 31st Floor Boston, MA, 02110, Attention: Chief Legal Officer.

G.                                    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

H.                                   Use of Name.  The Fund may use any name including the name THL Credit or any derivative thereof for so long as this Agreement or any other agreement between the Adviser or any other affiliate and the Fund or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization that shall have so succeeded to its respective business.

I.                                        Captions and Headings.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

J.                                        No Third-Party Beneficiaries.  No person or entity not a party to this Agreement shall be deemed a third-party beneficiary of this Agreement.

K.                                    Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

L.                                     Interpretation of Law.  As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date set forth above.  This Agreement may be signed in counterparts.

THL CREDIT ADVISORS LLC

Attest:	By:
Name:	Name:
Title:	Title:

THL CREDIT SENIOR LOAN FUND

Attest:	By:
Name:	Name:
Title:	Title:

EXHIBIT B

PROPOSED EXECUTIVE OFFICERS OF THE FUND

Name, Address(1) and Year of Birth	Expected Position(s) with the Fund	Principal Occupation(s) During Past Five Years

Brian Good born 1965	President and Principal Executive Officer	THL Credit Advisors LLC, Senior Managing Director (2012-present).

Jennifer Wilson born 1972	Treasurer, Principal Financial Officer and Secretary	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012-2018).

Joseph McDermott born 1969	Chief Compliance Officer	THL Credit Advisors LLC, Compliance Manager (2018-present); Aviva Investors Americas LLC, Chief Compliance Officer (2015-2018); Keely Asset Management Corp., Chief Compliance Officer (2011-2015).

Sabrina Rusnak-Carlson born 1979	Chief Legal Officer	THL Credit Advisors LLC, General Counsel and Chief Compliance Officer, (2018-present); THL Credit Advisors LLC, General Counsel (2015-2018); Partner, Proskauer Rose LLP (2006-2015).

B-1

EXHIBIT C

AUDIT COMMITTEE CHARTER

Effective May 14, 2015

Purpose. The purpose of the Audit Committee (the “Committee”) is to oversee and assist Trustee oversight of: the integrity of the Funds’ financial statements, including overseeing accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements; the Funds’ compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of the Funds’ internal audit function, if any, and independent auditors. The Committee’s purpose is also to prepare the report required by Item 407(d)(3)(i) of Regulation S-K to be included in any annual proxy statement for a Fund that relates to the election of Trustees.

The Committee is directly responsible for the appointment, terms of engagement, retention, termination, compensation and oversight of the work of the independent auditors employed by the Funds (including resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditors shall report directly to the Committee. The Board of Trustees (the “Board”) and the Funds’ shareholders shall have such rights to approve, ratify and replace the Funds’ independent auditors as are required by applicable law.

Composition. The Committee will be comprised exclusively of “independent” Trustees, as such term is interpreted for purposes of Section 10A and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of one or more of the Funds are traded (each an “Exchange”), taking into account any exceptions to those requirements set forth in such statute, rule, or listing standards. In addition, none of the Committee’s members will be “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended. The Committee shall have at least three members, who shall collectively satisfy the independence, financial sophistication or expertise, and financial literacy listing standards of each Exchange.(1) Committee members may serve on the audit committee of more than three listed companies, provided that the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee.

Assistance. The Committee may seek the assistance of the Funds’ independent auditors and counsel, management and other parties as it may deem appropriate.

Funding. The Funds will provide the necessary funding as determined by the Committee (i) to compensate the Funds’ independent auditors and any advisers employed by or at the direction of the Committee and (ii) to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Specific Duties of Committee. The duties of the Committee include:

•                                          Obtaining and reviewing, at least annually, a formal, written report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to

(1)         The New York Stock Exchange listing standards require each member of an audit committee to be “financially literate” (or to become so within a reasonable time after his or her appointment to the committee) and at least one member of the committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under the listing standards.

assess the auditors’ independence), consistent with applicable independence standards, all relationships between the independent auditors, management and the Funds;(2)

•                                          Reviewing the arrangements for and scope and adequacy of the annual audit and any special audits;

•                                          Evaluating Committee performance at least annually;

•                                          Reviewing and discussing the annual audited financial statements and semiannual or any other periodic financial statements with Fund management and the independent auditors, including the Funds’ disclosures under management’s discussion (if any) of Fund performance;

•                                          Discussing with management, guidelines and policies with respect to risk assessment and risk management(3);

•                                          Meeting separately and periodically with management, with internal auditors (if any; or other personnel responsible for the internal audit function, if any) and with the independent auditors;

•                                          Reviewing with the independent auditors any audit problems or difficulties and management’s response to such issues(4);

•                                          If and to the extent that the Funds intend to have employees, setting clear hiring policies by the Funds for employees or former employees of the independent auditors;

•                                          Establishing procedures for (A) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and (B) confidential, anonymous submissions regarding questionable accounting or auditing matters(5);

(2)         Per the Commentary to Section 303A.07(b)(iii)(A) of the NYSE Listed Company Manual, after reviewing this report and the independent auditor’s work throughout the year, an audit committee will be in a position to evaluate the auditor’s qualifications, performance and independence. This evaluation should include the review and evaluation of the lead partner of the independent auditor, and should take in to account the opinions of management and the Fund’s internal auditors (if any; or with other personnel responsible for the internal audit function, if any).

(3)         Per the Commentary to Section 303A.07(b)(iii)(D) of the NYSE Listed Company Manual, those discussions should include: (i) each Fund’s major financial risk exposures and the steps Four Wood Capital Advisors LLC (“FWCA”) has taken to monitor and control such exposures; (ii) the guidelines and policies to govern the process by which risk assessment and management is undertaken; and (iii) a review of the risk management and assessment policies undertaken by FWCA. These discussions may also address other potential risks (such as, for example, risks relating to information security and privacy)

(4)         Per the Commentary to Section 303A.07(b)(iii)(F) of the NYSE Listed Company Manual, those reviews must include: (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information; and (ii) any significant disagreements with management. Those reviews should also include: (i) discussion of the responsibilities, budget, and staffing of each Fund’s internal audit function (if any); (ii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (iii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iv) any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to any Fund.

(5)   Per the “Closed-End and Open-End Funds” sub-section of Section 303A.00 of the NYSE Listed Company Manual, the policy allowing for confidential, anonymous submissions regarding questionable accounting or auditing matters shall apply to employees, if any, of the Funds, as well as to employees of the investment adviser, administrator, principal underwriter, any other provider of accounting-related services for the Fund.

•                                          Reviewing, at least annually, (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds’ selection or application of accounting principles, and major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds; and (D) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), if any, as well as financial information and earnings guidance provided to analysts and rating agencies(6);

•                                          Ensuring the regular rotation of the lead audit partner of the independent auditing firm for any Exchange-listed, closed-end Funds;

•                                          Reporting regularly to the Board to review any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance, qualifications and independence of the Funds’ independent auditors and the performance of the Funds’ internal audit function (if any);

•                                          Pre-approving any work performed by the Funds’ auditors, as required by applicable law or the rules of any Exchange; and

•                                          Performing such other functions and having such powers as may be necessary and appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Role and Responsibilities of the Committee. The function of the Committee is oversight; it is not the responsibility of the Committee to plan or to conduct audits, to prepare or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Funds. It is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, a Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the independent auditors.

The review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

(6)         Per the Commentary to Section 303A.07(b)(iii)(C) of the NYSE Listed Company Manual, the Committee may discharge its responsibility in clause (D) by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Adopted: August 22, 2013
Amended: May 14, 2015

EXHIBIT D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Effective May 14, 2015

1.                                      The Nominating and Governance Committee (“Committee”) shall be composed of the Independent Trustees of the Board of Trustees (“Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A). The Independent Trustees are those Trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”).

2.                                      The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the advisers and other service providers to the Funds. Persons selected must not be “interested persons” of the Funds as defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with an adviser or other service provider (or an affiliate thereof). In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee shall give recommendations provided by the Officers of the Funds and Four Wood Capital Advisors, LLC (the “Adviser”) the same consideration as any other candidate.

3.                                      The Committee, in its review of a potential nominee and in evaluating the renomination of current Independent Trustees, will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Funds anticipate that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate.

4.                                      The Committee shall coordinate an annual assessment by the Board of the performance of the Board and the committees of the Board, which evaluation must include a consideration of the effectiveness of the committee structure of the Board and the number of funds on whose Boards each Trustee serves.

D-1

5.                                 The Committee shall periodically review Independent Trustee compensation and recommend any appropriate changes to the full Board.

6.                                 The Committee shall annually review the independence of counsel to the Independent Trustees.

7.                                 The Committee shall consider as it deems appropriate issues relating to the governance of the Funds.

8.                                 The Committee shall meet at any time as the Committee may deem necessary or appropriate. The Committee shall prepare and approve minutes of each meeting.

9.                                 The Committee shall report its activities to the full Board on a regular basis.

10.                          The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

Adopted: August 22, 2013
Amended: May 14, 2015

D-2

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 570 Lexington Avenue 21st Floor, New York, NY 10022 on August 3, 2018

Please detach at perforation before mailing.

PROXY CARD	THL CREDIT SENIOR LOAN FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned hereby appoints [—] and [—], in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of THL Credit Senior Loan Fund, a Delaware statutory trust (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held August 3, 2018 at 9:00 a.m. (Eastern time), at the offices of THL Credit Advisors LLC, 570 Lexington Avenue 21st Floor, New York, NY  10022, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, BELIEVES THAT EACH PROPOSAL IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

GSC_30003_060118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on August 3, 2018.

The Proxy Statement and Annual Report for this meeting are available at:

https://www.proxy-direct.com/THL-30003

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, AND FOR PROPOSALS 2 AND 3.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals The Board of Trustees recommends you vote “FOR” the proposals.
1.	Election of Trustees:

To elect two Class I Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and one Class III Trustee of the Fund, to serve for a term ending at the 2020 Annual Meeting and until their successors have been elected and qualified:

Class I -    01.    Joseph L. Morea                        02.    Michael Perino

Class III -  03.    Brian Good

		FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) on the following line.
		FOR	AGAINST	ABSTAIN
2.	Approve a new advisory agreement between the Fund and THL Credit Advisors LLC.	☐	☐	☐

3.	Approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust.	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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